LOANS PAYABLE	6 Months Ended
Feb. 28, 2019
Statements [Line Items]
LOANS PAYABLE [Text Block]
5.	LOAN PAYABLE

On November 20, 2015, the Company drew down a $40 million loan facility (the “LMM Facility”) pursuant to a credit agreement (the “LMM Credit Agreement”) entered into on November 2, 2015 with a significant shareholder, Liberty Metals & Mining Holdings, LLC (“LMM”), a subsidiary of Liberty Mutual Insurance. The LMM Facility bears interest at LIBOR plus 9.5%. LMM held the first lien position on (i) the shares of PTM (RSA) held by the Company and (ii) all current and future assets of the Company. Pursuant to the LMM Credit Agreement the Company also entered into a life of mine Production Payment Agreement (“PPA”) with LMM.

During fiscal 2018 the Company forwarded to Liberty payments totalling $23.1 million. These payments first paid down the production payment termination accrual of $15 million. The remaining $8.1 million was then applied against the loan and accrued interest owing. On January 11, 2019 the Company repaid a further $8.0 million to Liberty from the proceeds for the sale of the RBPlats shares, (see Note 3 for further details). The Company owed Liberty $42.1 million if the loan was to be repaid at February 28, 2019.

The Loan agreement has had multiple amendments. Under IAS 39, when an entity makes an amendment it must decide whether the modification was significant enough to constitute an extinguishment. If the modification was considered an extinguishment of the initial debt, the new modified debt was recorded at fair value and a gain/loss recognized in income for the difference between the carrying amount of the ‘old’ debt and the ‘new’ debt. This extinguishment accounting remains the same under IFRS 9.

However, accounting under the newly adopted IFRS 9 differs where the change was not significant enough to be an extinguishment. Under IAS 39, modifications would not lead to an immediate income change because the entity would typically discount the cash flows of the modified debt at a revised effective interest rate. However, under IFRS 9, the cash flows under the modified debt should be rediscounted at the original effective interest rate. This leads to an immediate income charge on the date of the modification.

Effective September 1, 2018 the Company adopted IFRS 9 which was applied to the Liberty loan retrospectively. The implementation of IFRS 9 resulted in an increase in the carrying value of $5.8 million with a corresponding decrease in deficit also being recognized. At February 28, 2019 the effective interest rate is 18.5% while the actual interest rate has remained at LIBOR plus 9.5%.

The Liberty loan is due October 31, 2019 with no payments owed until October 31, 2019. The Company was not in default of any covenants on the LMM Facility at February 28, 2019.

Brokerage Fees

There are certain brokerage fees that will become due when the Liberty loan is repaid in full. As these fees are contingent on the repayment of the debt they are grouped with the debt as follows:

LMM Facility	$40,978
Brokerage Fees	2,802
Loan Payable	$43,780